Exhibit 99.1

COHU, INC. 17087 VIA DEL CAMPO SAN DIEGO, CA 92127 FAX (858) 848-8185 PHONE (858) 858-8100 www.cohu.com

Cohu Reports First Quarter 2026 Results

●	First quarter net sales $125.1 million, approximately 60% recurring

●	Gross margin of 46.3%; non-GAAP gross margin of 46.5%

●	Increasing AI-driven compute addressable market estimate to ~ $750 million

●	Raising FY26 high-performance computing revenue outlook to ~ $80-100 million

SAN DIEGO, Calif., April 30, 2026 – Cohu, Inc. (NASDAQ: COHU), a global supplier of equipment and services optimizing semiconductor manufacturing yield and productivity, today reported fiscal 2026 first quarter net sales of $125.1 million and GAAP loss of $12.1 million or $0.26 per share. Cohu also reported first quarter 2026 non-GAAP income of $0.6 million or $0.01 per share.

GAAP Results
(in millions, except per share amounts)	Q1 FY 2026	Q4 FY 2025	Q1 FY 2025

Net sales	$125.1	$122.2	$96.8
Net loss	$(12.1)	$(22.5)	$(30.8)
Net loss per share	$(0.26)	$(0.48)	$(0.66)

Non-GAAP Results
(in millions, except per share amounts)	Q1 FY 2026	Q4 FY 2025	Q1 FY 2025

Net income (loss)	$0.6	$(7.2)	$(0.8)
Net income (loss) per share	$0.01	$(0.15)	$(0.02)

Total cash and investments at the end of first quarter 2026 were $488.7 million. Cohu did not repurchase any shares of its common stock during first quarter 2026.

“We started fiscal 2026 with strong momentum, driven by accelerating AI and high-performance computing demand and improving market conditions driving an estimated test cell utilization of 78% at the end of March,” said Cohu President and CEO Luis Müller. “Based on customer engagements and design win activity, we see significant growth ahead in AI-driven compute and have raised our FY26 revenue outlook. We’re also gaining traction from our software strategy as Cohu analytics expand into broader production deployments, deepening customer adoption and expanding our long-term recurring revenue opportunity.”

Cohu expects second quarter 2026 sales to be in a range of $144 million +/- $7 million.

Conference Call Information:

The Company will host a live conference call and webcast with slides to discuss first quarter 2026 results at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time on April 30, 2026. Interested parties may listen live via webcast on Cohu’s investor relations website at https://edge.media-server.com/mmc/p/rcoh88pp.

To participate via telephone and join the call live, please register in advance at https://register-conf.media-server.com/register/BI65aa6d20c7724c55b199c7caaf026c16 to receive the dial-in number along with a unique PIN number that can be used to access the call.

About Cohu:

Cohu (NASDAQ: COHU) was founded in 1947 and is a global technology leader supplying test, automation, inspection & metrology products, software analytics solutions and services to the semiconductor industry. Additional information can be found at www.cohu.com.

Use of Non-GAAP Financial Information:

Included within this press release and accompanying materials are non-GAAP financial measures, including non-GAAP gross margin/profit, net income (loss) and net income (loss (adjusted earnings) per share, operating income (loss), operating expense, effective tax rate, net cash per share and Adjusted EBITDA that supplement the Company’s Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets, restructuring costs, manufacturing transition and severance costs, impairments, change in indemnification receivable, duplicate facility costs, acquisition and transaction related costs and associated professional fees, fair value adjustment to contingent consideration, pension curtailment adjustments and amortization of cloud-based software implementation costs (Adjusted EBITDA only). Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. With respect to any forward-looking non-GAAP figures, we are unable to provide without unreasonable efforts, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures due to their inherent uncertainty.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management uses non-GAAP measures for a variety of reasons, including to make operational decisions, to determine executive compensation in part, to forecast future operational results, and for comparison to our annual operating plan. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain statements contained in this release and accompanying materials may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding effects of growth in revenue in certain vertical markets; new market entries, product introductions or customer adoptions and corresponding performance metrics or financial impacts; product market projected growth and market sizes and related revenue opportunities; expectations related to our FY2026 outlook, including annual and/or quarterly projections; and any other statements that are predictive in nature and depend upon or refer to future events or conditions; and/or include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend;” and/or other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Any third-party industry analyst forecasts quoted are for reference only and Cohu does not adopt or affirm any such forecasts.

Actual results and future business conditions could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: rapid technology changes and product transition and investment risks; industry cyclicality, seasonality and volatility; outsourced manufacturing and supply chain disruptions or dependencies; product defects and quality issues; supplier concentration and part shortages; inflation and interest‑rate exposure; high customer concentration and rapid innovation cycles; semiconductor industry consolidation; operational strain from rapid shifts in demands; failure to meet innovation demands of customers and industries; talent attraction and retention challenges; AI‑related risks; international operations complexity; trade barriers and tariffs; geopolitical instability; natural disasters and health events; climate transition and physical risks; stakeholder ESG expectations; M&A and strategic transaction risks; acquisition integration risks; risks related to gaining access to capital; foreign currency exposure; restructuring and impairment charges; financial‑institution instability; goodwill and intangible asset impairment charges; stock price volatility; underperformance against stock price or financial metric targets; indebtedness and covenant limits; dilution from equity issuances or note conversions; share repurchase uncertainties; anti‑takeover provisions; export controls and trade regulation; tax law changes and audits; environmental regulatory compliance; changing U.S. and foreign policy landscape; cybersecurity breaches or threats; IP protection challenges; IP infringement claims; data privacy obligations; or litigation risk.

These and other risks and uncertainties are discussed more fully in Cohu’s filings with the SEC, including our most recent Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

For press releases and other information of interest to investors, please visit Cohu’s website at www.cohu.com.

Contact:

Cohu, Inc.
Matt Hutton - Investor Relations
858-848-8106

COHU, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(in thousands, except per share amounts)

	Three Months Ended (1)
	March 28,	March 29,
	2026	2025

Net sales	$125,119	$96,797
Cost and expenses:
Cost of sales (excluding amortization)	67,214	54,480
Research and development	26,387	23,152
Selling, general and administrative	34,601	30,011
Amortization of purchased intangible assets	7,300	9,852
Restructuring charges	771	6,628
	136,273	124,123
Loss from operations	(11,154)	(27,326)
Other (expense) income:
Interest expense	(1,621)	(198)
Interest income	3,842	1,613
Foreign transaction loss	(80)	(55)
Loss from operations before taxes	(9,013)	(25,966)
Income tax provision	3,055	4,838
Net loss	$(12,068)	$(30,804)

Loss per share:
Basic:	$(0.26)	$(0.66)
Diluted:	$(0.26)	$(0.66)

Weighted average shares used in computing loss per share: (2)
Basic	46,996	46,645
Diluted	46,996	46,645

(1)	The three-month periods ended March 28, 2026 and March 29, 2025, were both comprised of 13 weeks.
(2)	For the three-month periods ended March 28, 2026 and March 29, 2025, potentially dilutive securities were excluded from the per share computations due to their antidilutive effect.

COHU, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(in thousands)

	March 28,	December 27,
	2026	2025
Assets:
Current assets:
Cash and investments	$488,700	$483,981
Accounts receivable	101,454	108,754
Inventories	130,805	129,006
Other current assets	33,244	28,249
Total current assets	754,203	749,990
Property, plant & equipment, net	76,672	76,987
Goodwill	280,253	283,027
Intangible assets, net	71,603	79,272
Operating lease right of use assets	28,422	29,271
Other assets	23,884	24,435
Total assets	$1,235,037	$1,242,982

Liabilities & Stockholders’ Equity:
Current liabilities:
Short-term borrowings	$9,816	$9,807
Current installments of long-term debt	1,217	1,244
Deferred profit	7,614	8,626
Other current liabilities	98,661	89,401
Total current liabilities	117,308	109,078
Long-term debt	284,987	285,026
Non-current operating lease liabilities	31,149	31,693
Other noncurrent liabilities	32,600	31,646
Cohu stockholders’ equity	768,993	785,539
Total liabilities & stockholders’ equity	$1,235,037	$1,242,982

COHU, INC.

Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)

(in thousands, except per share amounts)

	Three Months Ended
	March 28,	December 27,	March 29,
	2026	2025	2025
Loss from operations - GAAP basis (a)	$(11,154)	$(15,491)	$(27,326)
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of sales (COS)	274	332	325
Research and development (R&D)	968	1,367	1,219
Selling, general and administrative (SG&A)	5,034	3,779	4,686
	6,276	5,478	6,230
Amortization of purchased intangible assets (c)	7,300	7,284	9,852
Restructuring charges related to inventory adjustments in COS (d)	(4)	480	157
Restructuring charges (d)	771	1,796	6,628
Manufacturing transition and severance costs included in (e):
COS	-	91	-
SG&A	(28)	42	47
	(28)	133	47
Impairment charge included in SG&A (f)	-	(403)	-
Adjustments to indemnification receivable included in SG&A (g)	-	(123)	-
Duplicate facility costs included in SG&A (h)	36	799	-
Acquisition and financing costs included in SG&A (i)	12	104	328
Adjustment to contingent consideration included in SG&A (j)	-	-	(1,700)
Income (loss) from operations - non-GAAP basis (k)	$3,209	$57	$(5,784)

Net loss - GAAP basis	$(12,068)	$(22,488)	$(30,804)
Non-GAAP adjustments (as scheduled above)	14,363	15,548	21,542
Tax effect of non-GAAP adjustments (l)	(1,699)	(414)	8,476
Pension curtailment loss (m)	-	158	-
Net income (loss) - non-GAAP basis	$596	$(7,196)	$(786)

GAAP net loss per share - diluted	$(0.26)	$(0.48)	$(0.66)

Non-GAAP net income (loss) per share - diluted (n)	$0.01	$(0.15)	$(0.02)

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company’s operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre- and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Management initiated certain restructuring and manufacturing transition activities including employee headcount reductions and other organizational changes to align our business strategies and improve our cost structure. Restructuring and manufacturing transition costs have been excluded because such expense is not used by management to assess the core profitability of Cohu’s business operations. Impairment charges have been excluded as these amounts are infrequent and are unrelated to the operational performance of Cohu. Management believes the change in an uncertain tax position liability and related indemnification receivable does not reflect the Company’s core operating performance and is subject to judgement. Duplicate facility costs have been excluded to provide investors a clearer view of ongoing operational performance by removing temporary expenses that do not reflect the Company’s ongoing operations. Acquisition costs, certain professional service costs related to convertible notes, and fair value adjustments to contingent consideration have been excluded by management, as they are not related to the core operating activities of the Company and can vary significantly from period to period. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	(8.9)%, (12.7)% and (28.2)% of net sales, respectively.
(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.
(c)	To eliminate the amortization of acquired intangible assets.
(d)	To eliminate restructuring costs incurred.
(e)	To eliminate the manufacturing transition and severance costs.
(f)	To eliminate the impacts of the Company’s investment in Fraes‑und Technologiezentrum GmbH Frasdorf, including the 2024 impairment charge and the subsequent gain recognized upon its sale in 2025.
(g)	To eliminate the impact of the change in an uncertain tax position liability and related indemnification receivable.
(h)	To eliminate duplicative facility-related expenses incurred during the build-out of certain new Cohu locations.
(i)	To eliminate certain professional service fees and other direct incremental expenses incurred in connection with acquisitions and the issuance of convertible notes.
(j)	To eliminate fair value adjustment to contingent consideration related to the acquisition of Tignis.
(k)	2.6%, 0.0% and (6.0)% of net sales, respectively.
(l)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.
(m)	To eliminate the pension curtailment adjustment recognized associated with headcount reductions made as part of the 2025 Strategic Restructuring plan.
(n)

The three months ended March 28, 2026, was computed using 48,631 shares outstanding, as the effect of dilutive securities was excluded from GAAP diluted common shares due to the reported net loss under GAAP but are included for non-GAAP diluted common shares since the Company has non-GAAP net income. All other periods presented were calculated using the number of GAAP diluted shares outstanding.

COHU, INC.

Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)

(in thousands)

	Three Months Ended
	March 28,	December 27,	March 29,
	2026	2025	2025

Gross Profit Reconciliation
Gross profit - GAAP basis (excluding amortization) (1)	$57,905	$48,929	$42,317
Non-GAAP adjustments to cost of sales (as scheduled above)	270	903	482
Gross profit - Non-GAAP basis	$58,175	$49,832	$42,799

As a percentage of net sales:
GAAP gross profit	46.3%	40.0%	43.7%
Non-GAAP gross profit	46.5%	40.8%	44.2%

Adjusted EBITDA Reconciliation
Net income - GAAP Basis	$(12,068)	$(22,488)	$(30,804)
Income tax provision	3,055	8,693	4,838
Interest expense	1,621	1,620	198
Interest income	(3,842)	(3,706)	(1,613)
Amortization of purchased intangible assets	7,300	7,284	9,852
Depreciation	3,123	3,266	3,232
Amortization of cloud-based software implementation costs (2)	709	709	709
Pension curtailment loss	-	158	-
Other non-GAAP adjustments (as scheduled above)	7,063	8,264	11,690
Adjusted EBITDA	$6,961	$3,800	$(1,898)

As a percentage of net sales:
Net income - GAAP Basis	(9.6)%	(18.4)%	(31.8)%
Adjusted EBITDA	5.6%	3.1%	(2.0)%

Operating Expense Reconciliation
Operating Expense - GAAP basis	$69,059	$64,420	$69,643
Non-GAAP adjustments to operating expenses (as scheduled above)	(14,093)	(14,645)	(21,060)
Operating Expenses - Non-GAAP basis	$54,966	$49,775	$48,583

(1)	Excludes amortization of purchased intangibles of $4,931, $4,916 and $7,559 for the three months ending March 28, 2026, December 27, 2025, and March 29, 2025, respectively.
(2)	Represents amortization of capitalized implementation costs related to cloud-based software arrangements that are included within SG&A.